imprimis
PHARMACEUTICALS

NASDAQ: IMMY

August 2017

Safe Harbor

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Imprimis Pharmaceuticals, Inc.'s (the "Company" or "Imprimis") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

Company Snapshot

- Pharmaceutical company focused on the three largest U.S. ophthalmic markets: Cataract, Glaucoma, Dry Eye
- 1,700+ ophthalmology customers & growing
- IP focused, 50+ patents and pending patent applications
- Cash-based 90% of revenues
- Not reliant on "middlemen" (PBMs, insurance, rebates, wholesalers)
- Solutions address market interest in affordable pharmaceutical innovation
- New ophthalmic formulations for infection/inflammation to expand market share

Performance & Planned Growth

- 13 consecutive quarters of double digit y/y growth
- 245% revenue CAGR since ophthalmology product line launch (2014 - 2016)
- Ranked 4th fastest growing U.S. pharmaceutical/biotech and 12th overall on Deloitte's 2016 Technology Fast 500™
- Estimated >10% share in post-cataract and refractive procedure care markets
- 2017 Expectations:
  - Scaling production drives COGS efficiency
  - Use 503B status to grow market share and increase margins to 50% to 60%
  - Realize operating profit (Adj. EBITDA)

Other Assets and Businesses

- Non-Ophthalmology Business
  - Integrative Medicine and Urology
  - Focused on proprietary and niche formulations
  - 40% of 2016 fiscal year revenue
- Eton Pharmaceuticals
  - 505(b)(2) development company
  - Proprietary drug candidates for billion dollar market opportunities
  - Spun-out in June 2017; raised $20M
  - Imprimis owns 27% equity stake
- Surface Pharmaceuticals
  - 505(b)(2) development company
  - Proprietary drug candidates focused on ocular surface diseases
  - May seek separate, outside financing similar to Eton
- IT Platform
  - Developing marketplace for drug manufacturers and purchasers

Traditional Pharmaceutical Value Chain


MDs
Hospitals
ASCs
PRODUCTION
PHARMACY BENEFIT MANAGERS
INSURERS
WHOLESALERS
PHARMACY RETAILERS
Patient

Imprimis Value Chain


MDs
Hospitals
ASCs
Production and Dispensing at imprimis Rx
Patient

imprimis PHARMACEUTICALS

100% Transparency

- No insurance company, pharmacy benefit manager (PBM), wholesaler or distributor middlemen
- No formulary rejections, discount cards or rebates
- No payment submittals, investigations or PBM clawbacks
- No need for "Patient Assistance Programs" with affordable pricing

Imprimis Value Chain



MDs
Hospitals
ASCs
Production and Dispensing at imprimis Rx
Patient

2017 Expected Margin Expansion

Production Efficiency



- FDA registered/inspected cGMP production facility in New Jersey opened in February 2017
- $5M+ investment in equipment and automation
- Increased batch sizes and unit yields per batch
- Lower labor costs (fewer FTEs; lower-cost personnel)
- Orders shipped without patient Rx
- cGMP standards open new account opportunities

Order & Fulfillment Efficiency


imprimis
Product Details
Tri-Moxi
$ 440.00

- "Amazon-like" online ordering and fulfillment portal bypasses customer service directly to fulfillment
- Automated invoice generation and labeling
- Minimum order requirement of 20 units increases average sales per order
- Improved customer convenience and satisfaction
- Reduced customer service costs per order

Revenue Performance

(in thousands)



$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Non-Ophthalmology Sales
Ophthalmology Sales
$1,563
$1,967
$2,683
$3,503
$4,381
$4,907
$4,861*
$5,793
$6,097
$6,857
Q1 - 2015
Q2 - 2015
Q3 - 2015
Q4 - 2015
Q1 - 2016
Q2 - 2016
Q3 - 2016
Q4 - 2016
Q1 - 2017
Q2 - 2017

	Q1 - 2015	Q2 - 2015	Q3 - 2015	Q4 - 2015	Q1 - 2016	Q2 - 2016	Q3 - 2016	Q4 - 2016	Q1 - 2017	Q2 - 2017
Revenue growth y/y	n/a	194%	508%	537%	180%	149%	81%	65%	39%	40%
Gross Margins	36%	47%	55%	44%	49%	56%	52%	47%	45%	52%

imprimis PHARMACEUTICALS

* Does not include $818 gain paid for business interruption insurance claim related to lost profits for down time of Texas facility.

Ophthalmology Business

Dropless Cataract Surgery®

Dropless Therapy®



Standard of Care


Alcon
VIGAMOX
PROLENSA
SANDOZ

What is it?

- Patent-pending one-time steroid/antibiotic combination injection at the end of cataract surgery
- Disrupting the $1B+ eye drop market

Why is it important?

- Substantially reduces or eliminates the need for post-operative eye drops
- Lower-cost compared to standard of care eye drops costing an estimated $323[1]
- Patients and MDs prefer Dropless®[2]
- Over 500,000 units sold since mid-2014
- Strong body of supportive clinical research[2-4]

What is the opportunity?

- Imprimis est. TAM = $100M
- Growing market with aging population, 3.8M cataract surgeries annually in the U.S.[5]

* Published clinical data (Appendix)

LessDrops® Combination Drop Therapy

LessDrops®


imprimis

Standard of Care


Alcon
VIGAMOX
PROLENSA
SANDOZ

What is it?

- Patent-pending combination drop therapy used following cataract and refractive procedures:
  - Antibiotic + Steroid
  - NSAID + Steroid
  - Triple Drop®
- Disrupting the $1B+ eye drop market

Why is it important?

- Lower-cost compared to standard of care eye drops costing an estimated $323[1]
- Up to 50% fewer eye drop applications
- Growing business with over 400,000 units sold since launch in early 2015

What is the opportunity?

- Imprimis est. TAM = $300M
- 3.8M cataract and 600,000 LASIK procedures annually in the U.S.[5,6]

IV Free™ Conscious Sedation

MKO Melt®



Intravenous Sedation



What is it?

- Patent-pending MKO Melt® sublingual sedation
- Combination midazolam, ketamine & ondansetron
- $15 per Melt; sold in 1, 2 or 3 Melt packs

Why is it important?

- Conscious sedation vs. intravenous sedation
- Growing customer base with over 150 prescribing MDs since launch in mid-2016

What is the opportunity?

- Registering 503B with DEA (within next 12 months); should increase ease of ordering
- Imprimis est. ophthalmology TAM = $100M
  - 4.4M ocular procedures performed annually in U.S.[5,6]
- Imprimis est. non-ophthalmology TAM = $1.9B
  - 70M+ procedures*[7,8-18]

imprimis PHARMACEUTICALS

* Non-Ophthalmology markets include MRI procedures 34M[8]; dental procedures 20M[9,10]; colonoscopies 18M[11]; vasectomies 500,00[12]; biopsies 3.2M[13-15]; women's health 1.1M[16,17]; and cosmetic surgery procedures 500,000[7,18].

Imprimis Dropless® & MKO Melt® Experience For Cataract Surgery

	Before Imprimis	Imprimis Solutions
 PRE-SURGERY	▪ MD prescribes patient with pre- and post-surgery drops	▪ No pre- or post-surgery drops prescribed
 SURGERY DAY	▪ Patient intravenously sedated, potentially anxious about needle ▪ Potentially increased recovery time due to IV sedation	▪ Patient is given MKO Melt™ sublingually for sedation ▪ Dropless Therapy® intravitreal injection is administered following cataract surgery
 POST-OP	▪ Pharmacy switch Rxs ▪ Potential confusion on drop regimen ▪ Difficulty administering eye drops ▪ Sometimes runs out with no refills	▪ Eye looks quiet ▪ No infection ▪ No inflammation
 SUMMARY	▪ Patient IV anxiety ▪ Patient expense of >$300 for eye drops ▪ Compliance concerns and calls to office staff	▪ No IV anxiety ▪ Post-surgery drops eliminated or reduced ▪ MD has no medication compliance concerns

Simple Drops™ Glaucoma Eye Drops

Simple Drops™


imprimis

Standard of Care is 2+ Bottles



What is it?

- Simple Drops™ portfolio of combination drops for glaucoma launched in May of 2017
- Preservative-free, may reduce burning and stinging common in current drops
- Proprietary technology may increase corneal penetration and length of residence on the eye

Why is it important?

- Glaucoma is chronic, incurable and, if not treated, can lead to blindness
- Lower-cost; more convenient than multiple drops

What is the opportunity?

- Glaucoma is a $2B drug market in the U.S.
- Imprimis est. TAM = $500M+
- 4 million glaucoma patients in the U.S.[19]

Dry Eye Disease Platform

Chronic, non-surgical condition



Proprietary formulations



What is it?

- Patented Klarity™ platform for proprietary topical eye drop formulations
- Patent-pending oral formulation combining nutraceutical and antibiotic
- Launch in Q3 2017

Why is it important?

- Dry Eye results from poor quality tears or lack of production, and can cause eye soreness, blurred vision, redness, feeling non existent particles

What is the opportunity?

- Dry Eye is among the most common conditions seen by eye care professionals (20-30M Americans)
- 9-12M have moderate to severe Dry Eye
- Imprimis est. TAM = $200M+

Total Tears™ For Dry Eye Disease

Customizable autologous formula


500ml

Solutions for chronic patients



What is it?

- Topical drops for Dry Eye Disease patients who do not respond to traditional treatments
- This customizable solution incorporates an individual's serum, found in their blood, which includes antibodies and growth factors
- Launched in Q3 2017

Why is it important?

- Published data have demonstrated the benefits of using an individual's serum for the treatment of chronic Dry Eye Disease patients [20-22]

What is the opportunity?

- May address moderate to serve Dry Eye Disease patients who do not respond to traditional treatments
- Imprimis est. TAM = $50M+

imprimis PHARMACEUTICALS

Ophthalmology Strategic Sales Partners

PRECISIONLENS

- Precision Lens sells and distributes ophthalmology focused devices - more than 60% market penetration with intraocular lenses (IOLs) in the markets they serve
- A dedicated sales team deploying Imprimis' entire ophthalmic portfolio to physicians in the Midwest

SightLife Surgical™

- SightLife Surgical is the world's largest eye bank, providing corneal tissue and medical devices for corneal transplant procedures
- Nationwide deployment of Imprimis Serum Tears to ophthalmic surgeons, large practice groups, hospitals, ASC's, healthcare organizations

Other Markets & Businesses

Eton Pharmaceuticals

505(b)(2) Spin-Out

eTon

pharmaceuticals

Billion Dollar Market Opportunities



What is it?

- 505(b)(2) focused development stage company
- Spun-out of Imprimis June 2017 ($20M Series A)
- Funded and managed separately from Imprimis

Why is it important?

- Imprimis holds passive 27% equity stake in Eton
- 6% royalty on sales of Imprimis contributed patent-pending drug candidates
- Allows Imprimis to focus on its ophthalmology centered business strategy

What is the opportunity?

- Synthetic Corticotropin: $1.1B in annual sales for drug incumbent: H.P. Acthar® Gel (infantile spasms and MS relapse)
- Injectable Pentoxifylline: $1B in drug market potential, drug incumbent: Xiaflex® (Peyronie's Disease)
- DESI assets may provide near term cash flow

Surface Pharmaceuticals

surface PHARMACEUTICALS INC.

What is it?

- 505(b)(2) development stage company focused on ocular surface disease patented therapeutics
- Targeted spin-out within the next 12 months
- Will be funded and managed separately from Imprimis

Why is it important?

- Transaction architecture likely similar to Eton Pharma; Imprimis will maintain large equity position and royalties on contributed drug candidates
- Allows Imprimis to focus on its commercialization strategy and achieve highest and best use for assets

What is the opportunity?

- Patent-pending eye drop formulations for chronic and episodic Dry Eye patients; drug incumbent: Restasis® ($1.5B, 2016 sales)
- Patent-pending oral capsule for non-responders to traditional Dry Eye remedies; and potentially Blepharitis patients

DED affects the Lacrimal gland



Lacrimal gland
Eyelid
Superior lacrimal canal
Lacrimal sac
Lacrimal gland ducts
Pupil
Lacrimal duct
Sclera
Iris
Lacrimal puncta
Inferior lacrimal canal

Integrative Medicine

Ascorbic Acid,
Curcumin & Artesunate



24% of total 2016 revenues



What is it?

- Integrative medicines for oncology, autoimmune diseases and chronic infectious diseases
- Leading medications include ascorbic acid (non-corn source), Vitamin B-complex, and artesunate (lyophilized)

Why is it important?

- Integrative medicines represented 24% of total 2016 revenues
- Customers are thought leaders in their fields
- Imprimis' leadership demonstrated by Integrative Therapies Institute (ITI) educational conferences (running since 2012)

What is the opportunity?

- Imprimis est. TAM = $100M

Injectable For Erectile Dysfunction

Tri-Mix Injectable



Recommended by AUA



What is it?

- Tri-Mix (phentolamine, papaverine and prostaglandin) injectable for erectile dysfunction (ED)

Why is it important?

- Recommended treatment by the American Urology Association (AUA)
- Lower-cost vs. standard of care oral medications
- Growing business with over 450,000 doses dispensed
- Key customer is a leading national managed healthcare company

What is the opportunity?

- Imprimis est. TAM = $500M+
- 30M U.S. males have ED[23]

imprimis PHARMACEUTICALS

Summary

imprimis Rx Value Proposition

Ophthalmology Focused

Commercial products in the 3 largest U.S. ophthalmic drug markets

- Cataract $1B
- Glaucoma $2B
- Dry Eye $2B

Products and Market Share

- IP focused; 50+ patents or pending patents (US & Int'l) for our formulations
- Consistent growth in ophthalmology market share
- Products offer unique value propositions at lower costs; significant investments in quality
- Over 1,700 customers and growing

Growth & Profitability

- Strong revenue growth expected in 2017
- Management team focused on near term profitability and continued growth
- FDA registered cGMP 503B facility opens new account opportunities

505(b)(2) Assets

Equity ownership stake and royalty interest in two 505(b)(2) drug development firms

- Eton Pharma $2B drug sales potential
- Surface Pharma $2B drug sales potential

Company Profile



Trading symbol: NASDAQ: IMMY

Price per share (8-1-2017): $2.50

Stock price range (52-week): $1.65 - $4.69

Avg. daily Q2 trading volume: 216,000 shares

Market cap: $50 million

Shares Outstanding: 20.1 million

Insider Beneficial Ownership: 13%*

*Recent additions by CEO, CFO, Director from participation in December 2016 financing

imprimis Rx

Corporate headquarters: San Diego, CA

Facilities: Irvine, CA & Ledgewood, NJ

Website: www.ImprimisRx.com

imprimis PHARMACEUTICALS

References and Appendix

References

1. Andrew Chang & Co LLC. Analysis of the Economic Impacts of Dropless Cataract Therapy on Medicare, Medicaid, State Governments, and Patient Costs (2015, October). Retrieved January 5, 2016, from http://www.improvedeyecare.org/CSIE_Dropless_Economic_Study.pdf
2. Fisher, B. L., & Potvin, R. (2016, July 18). Transzonular vitreous injection vs a single drop compounded topical pharmaceutical regimen after cataract surgery. Retrieved October 18, 2016, from https://www.dovepress.com/transzonular-vitreous-injection-vs-a-single-drop-compounded-topical-ph-peer-reviewed-fulltext-article-OPTH
3. Tyson, S. L., et al. (2016, September 30). Clinical outcomes after injection of a compounded pharmaceutical for prophylaxis after cataract surgery: A large-scale review. Retrieved November 5, 2016, from http://journals.lww.com/co-ophthalmology/Abstract/publishahead/Clinical_outcomes_after_injection_of_a_compounded.99409.aspx
4. Lindstrom, R.L., et al. (2017). Dropless Cataract Surgery: An Overview. *Clinical Ophthalmology*. (E-pub ahead of print – Volume 22) from http://benthamscience.com/journals/current-pharmaceutical-design/article/147752/
5. Market Scope, LLC, Comprehensive Report on the Global IOL Market (2013, May).
6. Number of LASIK surgeries in the United States from 1996 to 2020. Retrieved February 9, 2016 from https://www.statista.com/statistics/271478/number-of-lasik-surgeries-in-the-us/
7. Imprimis Pharmaceuticals internal business data, 2015-2017
8. IMV Medical Information Division, Inc. Benchmark Report MR2013 (2013, July). Retrieved December 15, 2016.
9. Endodontic Facts by the American Association of Endodontists. (n.d.). Retrieved January 07, 2017, from http://www.aae.org/about-aae/news-room/endodontic-facts.aspx
10. Friedman, J. W. (2007, September). The Prophylactic Extraction of Third Molars: A Public Health Hazard. Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC1963310/
11. US Market Report Suite for Gastrointestinal Endoscopic Devices 2017 - MedSuite. (2016, August 01). Retrieved January 08, 2017, from https://www.idataresearch.com/product/us-market-report-suite-for-gastrointestinal-endoscopic-devices-2017-medsuite/
12. Allen, A. (2007). Vasectomy Risks and Benefits. Retrieved November 08, 2016, from http://www.webmd.com/men/features/vasectomy-risks-benefits
13. Elmore, J. G., MD, Longton, G. M., MS, & Carney, P. A., PhD. (2015, March 17). Diagnostic Concordance in Interpreting Breast Biopsies. Retrieved January 08, 2017, from http://jamanetwork.com/journals/jama/fullarticle/2203798
14. Voigt, J., & Mosier, M. (2013, September). A powered bone marrow biopsy system versus manual methods: a systematic review and meta-analysis of randomised trials. Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3756462/

References

15. Irwin, K. (2012, December 10). Prostate cancer now detectable using imaging-guided biopsy, UCLA study shows. Retrieved January 08, 2017, from http://newsroom.ucla.edu/releases/prostate-cancer-now-detectable-241575
16. Sklavos, M. M., Spracklen, C. N., Saftlas, A. F., & Pinto, L. A. (2014, February 23). Does Loop Electrosurgical Excision Procedure of the Uterine Cervix Affect Anti-Müllerian Hormone Levels? Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3953513/
17. Centers for Disease Control and Prevention - United States, 2013. (2016, November 24). Retrieved January 07, 2017, from https://www.cdc.gov/mmwr/volumes/65/ss/ss6512a1.htm
18. ASPS 2015 Plastic Surgery Statistics Report - American Society of Plastic Surgeons. (2015). Retrieved January 8, 2017, from https://d2wirczt3b6wjm.cloudfront.net/News/Statistics/2015/plastic-surgery-statistics-full-report-2015.pdf
19. Glaucoma Research Foundation. Glaucoma Facts and Stats. Retrieved February 9, 2017 from http://www.glaucoma.org/glaucoma/facts-statistics/glaucoma-facts-and-stats.php
20. Noda-Tsuruya, T., Asano-Kato, N., Toda, I., & Tsubota, K. Autologous serum eye drops for dry eye after LASIK. J Refract Surg. 2006 Jan-Feb;22(1):61-6. Retrieved April 29, 2017, from https://www.ncbi.nlm.nih.gov/pubmed/16447938
21. Kojima, T., Ishida, R., Dogru, M., Goto, E., Matsumoto, Y., Kaido, M., & Tsubota, K. (2005, February). The effect of autologous serum eyedrops in the treatment of severe dry eye disease: a prospective randomized case-control study. Am J Ophthalmol. 2005 Feb;139(2):242-6. Retrieved April 29, 2017, from https://www.ncbi.nlm.nih.gov/pubmed/15733983
22. Mondy, P., Brama, T., Fisher, J., Gemelli, C. N., Chee, K., Keegan, A., & Waller, D. (2015, December). Sustained benefits of autologous serum eye drops on self-reported ocular symptoms and vision-related quality of life in Australian patients with dry eye and corneal epithelial defects. Transfus Apher Sci. 2015 Dec;53(3):404-11. doi: 10.1016/j.transci.2015.11.011. Epub 2015 Nov 25. Retrieved April 29, 2017, from https://www.ncbi.nlm.nih.gov/pubmed/26626963
23. National Institute of Diabetes and Digestive and Kidney Diseases. Erectile Dysfunction. Retrieved February 9, 2017 from https://www.niddk.nih.gov/health-information/urologic-diseases/erectile-dysfunction

Drug Combination IP


Triamcinolone Aceto
Moxifloxacin HCl
(15/1)mg/mL Sterile
Triamcinolone-Mox
(15/1)mg/mL Sterile

SSP Technology® allows for mixing of active drugs into suspensions for:
Cataract surgery
Refractive surgery

Without SSP Technology®, large irregular clumps of active drugs persist, not usable as injection or eye drop

imprimis PHARMACEUTICALS

Published Clinical Data

Tyson, S. L., et al. (2017, January). Clinical outcomes after injection of a compounded pharmaceutical for prophylaxis after cataract surgery: a large-scale review. *Current Opinion in Ophthalmology.*

No major intraoperative complications associated with the transzonular injection technique. There were no cases of postoperative endophthalmitis. Rates of infection and inflammation reported in this retrospective review of 1,541 cases from 922 patients receiving a transzonular injection of Tri-Moxi-Vanc for prophylaxis after cataract surgery appear similar to reported rates with alternative prophylactic therapies such as topical drops.[5]

Fisher, B. L., & Potvin, R, (2016, July 18). Transzonular vitreous injection vs a single drop compounded topical pharmaceutical regimen after cataract surgery. *Current Pharmaceutical Design.*

Review of the rationale for reducing topical therapy in cataract surgery prophylaxis, and what is known to date about the efficacy and safety of the Dropless® approach. Both groups expressed similar satisfaction with surgery, but patients who received Dropless® preferred the overall experience (P=0.01).[4]

Lindstrom, R.L., et al. (2017, February). Dropless Cataract Surgery: An Overview. *Current Pharmaceutical Design.*

Compliance issues are diminished with Dropless Therapy compared to standard post-surgery topical drop regimens. Cost savings to patients can range from $200 to $600 per cataract procedure. Staff time is reduced without patient, insurance and pharmacy callbacks about eye drop substitutions and confusion over topical regimens. A retrospective review of Dropless Therapy cases found no postoperative endophthalmitis. Post- surgery infection and inflammation rates were similar to reported rates with other alternative prophylactic therapies, such as topical drops.[6]

Imprimis Pharmaceuticals
(NASDAQ: IMMY)

12264 El Camino Real, #350
San Diego, CA 92130
(858) 704-4040

ir@imprimispharma.com
www.imprimispharma.com